                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  November 26, 2004


(i)      Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                            $0.00
                    -------------------
                   ( $             -   , per $1,000 original principal amount of the Notes)
                    -------------------

(ii)     Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                     $21,786,088.64
                    -------------------
                   ( $    0.0000349    , per $1,000 original principal amount of the Notes)
                    -------------------

(iii) Amount of principal being paid or distributed in respect of the Class M
Notes:
                            $0.00
                    -------------------
                   (        $0.00      , per $1,000 original principal amount of the Notes)
                    -------------------

(iv)     Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                            $0.00
                    -------------------
                   ( $             -   , per $1,000 original principal amount of the Notes)
                    -------------------

(v)      Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                     $ 2,084,713.93
                    -------------------
                   ( $    0.0000033    , per $1,000 original principal amount of the Notes)
                    -------------------

(vi)     (a)  Amount of interest being paid or distributed in respect of the Class M Notes:
                     $   175,150.00
                    -------------------
                   ( $    0.0000058    , per $1,000 original principal amount of the Notes)
                    -------------------
         (b)  Amount of interest being paid or distributed in respect of the Class M Strip:
                     $    14,725.00
                    -------------------
                   ( $    0.0000005    , per $1,000 original principal amount of the Notes)
                    -------------------

(vii)    Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
         (1)  Distributed to Class A-1 Noteholders:
                            $0.00
                    -------------------
                   ( $             -   , per $1,000 original principal amount of the Notes)
                    -------------------
         (2)  Distributed to Class A-2 Noteholders:
                            $0.00
                    -------------------
                   ( $             -   , per $1,000 original principal amount of the Notes)
                    -------------------
         (3)  (a)   Distributed to Class M Noteholders:
                            $0.00
                    -------------------
                   ( $             -   , per $1,000 original principal amount of the Notes)
                    -------------------
              (b)   Distributed to Class M Strip:
                            $0.00
                    -------------------
                     $             -   , per $1,000 original principal amount of the Notes)
                    -------------------
         (4)  Balance on Class A-1 Notes:
                            $0.00
                    -------------------
                   ( $             -   , per $1,000 original principal amount of the Notes)
                    -------------------

         (5)  Balance on Class A-2 Notes:
                            $0.00
                    -------------------
                   ( $            -    , per $1,000 original principal amount of the Notes)
                    -------------------

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                                                                          Page 2

         (6)  (a)   Balance on Class M Notes:
                            $0.00
                    -------------------
                  ( $             -    , per $1,000 original principal amount of the Notes)
                    -------------------
              (b)   Balance on Class M Strip:
                            $0.00
                    -------------------
                  ( $             -    , per $1,000 original principal amount of the Notes)
                    -------------------

(viii)   Payments made under the Cap Agreement on such date:   November 24, 2004
                                                               ----------------
                  (         $0.00      with respect to the Class A-1 Notes,
                    -------------------
                  (         $0.00      with respect to the Class A-2 Notes,
                    -------------------
                  (         $0.00      with respect to the Class M Notes,
                    -------------------

(ix)     Pool Balance at end of related Collection Period:         $443,390,992.98
                                                                  -------------------

(x)      After giving effect to distributions on this Distribution Date:
         (a)  (1)   Outstanding principal amount of Class A-1 Notes:    $0.00
                                                                     -------------------
              (2)   Class A-1 Note Pool Factor:          -
                                                -------------------
         (b)  (1)   Outstanding principal amount of Class A-2 Notes:  $348,390,992.98
                                                                    -------------------
              (2)   Class A-2 Note Pool Factor:      0.55742559
                                                -------------------
         (c)  (1)   Outstanding principal amount of Class M Notes:     $30,000,000.00
                                                                    -------------------
              (2)   Class M Note Pool Factor:        1.00000000
                                                -------------------
         (d)  (1)   Outstanding principal amount of Certificates:      $65,000,000.00
                                                                    -------------------
              (2)   Certificate Pool Factor:         1.00000000
                                                -------------------

(xi)     Note Interest Rate for the Notes:
         (a)  In general
              (1)   Three-Month Libor was
                    1.7500000% for the current period
                    ----------
              (2)   The Student Loan Rate was:  Not Applicable   (1)
                                               ------------------
         (b)  Note Interest Rate for the Class A-1 Notes:   2.0300000% (Based on 3-Month LIBOR)
                                                          -------------
         (c)  Note Interest Rate for the Class A-2 Notes:   2.1800000% (Based on 3-Month LIBOR)
                                                          -------------
         (d)  Note Interest Rate for the Class M Notes:     2.4500000% (Based on 3-Month LIBOR)
                                                          -------------

(xii)    (a)  Amount of Master Servicing Fee for  related Collection Period:   $562,605.66
                                                                              -------------
                     $ 0.000002009   , per $1,000 original principal amount of the Class A-1 Notes.
                    -----------------
                     $ 0.000000900   , per $1,000 original principal amount of the Class A-2 Notes.
                    -----------------
                     $ 0.000018754   , per $1,000 original principal amount of the Class M Notes.
                    -----------------

(xiii)        Amount of Administration Fee for related Collection Period:       $3,000.00
                                                                              -------------
                     $ 0.000000011   , per $1,000 original principal amount of the Class A-1 Notes.
                    -----------------
                     $ 0.000000005   , per $1,000 original principal amount of the Class A-2 Notes.
                    -----------------
                     $ 0.000000100   , per $1,000 original principal amount of the Class M Notes.
                    -----------------

(xiv)    (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:   $481,835.08
                                                                                              --------------
         (b)  Delinquent Contracts                             # Disb.           %                $ Amount                 %
                                                               -------           -                --------                 -
              30-60 Days Delinquent                               851          1.91%             $ 9,682,043             2.47%
              61-90 Days Delinquent                               440          0.99%             $ 4,409,960             1.13%
              91-120 Days Delinquent                              221          0.50%             $ 2,498,109             0.64%
              More than 120 Days Delinquent                       289          0.65%             $ 4,337,354             1.11%
              Claims Filed Awaiting Payment                       157          0.35%             $ 1,002,595             0.26%
                                                             ---------         ------           -------------         ---------
                 TOTAL                                          1,958          4.41%             $21,930,061             5.60%


      (1) This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than
          Three-Month LIBOR of the preceding Determination Date.



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